Exhibit 21

                              LIST OF SUBSIDIARIES

Subsidiaries of Philipp Brothers Chemicals, Inc.    Jurisdiction of Organization
------------------------------------------------    ----------------------------
C.P. Chemicals, Inc.                                New Jersey
Ferro Metal and Chemical Corporation Limited        U.K.
Koffolk (1949), Ltd.                                Israel
MRT Management Corp.                                Delaware
Odda Holdings AS                                    Norway
Prince Agriproducts, Inc.                           Delaware
The Prince Manufacturing Company                    Pennsylvania
The Prince Manufacturing Company                    Illinois
Western Magnesium Corp.                             California
Phibro Chemicals, Inc.                              New York
Phibrochem, Inc.                                    New Jersey
Phibro Animal Health Holdings, Inc.                 Delaware
Phibro Animal Health U.S., Inc.                     Delaware
Philibro Animal Health de Argentina SRL             Argentina
Philibro Animal Health de Venezuela SRL             Venezuela
Philipp Brothers Animal Health de Chile SRL         Chile
Philipp Brothers Animal Health de Mexico SRL        Mexico
Philipp Brothers Brasil Holdings Ltda.              Brazil
Philipp Brothers Netherlands I B.V.                 The Netherlands
Philipp Brothers Netherlands II B.V.                The Netherlands
La Cornubia S.A.                                    France


Subsidiaries of C.P. Chemicals, Inc.                Jurisdiction of Organization
------------------------------------                ----------------------------
Phibro-Tech, Inc.*                                  Delaware

* Phibro-Tech, Inc. also does business as Agtrol International

Subsidiaries of Phibro-Tech, Inc.                   Jurisdiction of Organization
---------------------------------                   ----------------------------
L.C. Holding S.A.                                   France
Agtrol Mexico S. A. de C.V.                         Mexico
Agtrol Internacionale, S.A.                         Argentina

Subsidiaries of L.C. Holding S.A.                   Jurisdiction of Organization
---------------------------------                   ----------------------------
Agtrol International                                France

Subsidiaries of Koffolk (1949) Ltd.                 Jurisdiction of Organization
-----------------------------------                 ----------------------------
Koffimex Ltd.                                       Israel
Planalquimica Industrial Ltda.                      Brazil
Wychem Limited                                      U.K.
Agrozan, Ltd.                                       Israel

Subsidiaries of Ferro Metal and                     Jurisdiction of Organization
Chemical Corporation Limited
-------------------------------                     ----------------------------
D.G. Bennett Chemicals Limited                      U.K
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Subsidiaries of Odda Holdings AS                    Jurisdiction of Organization
--------------------------------                    ----------------------------
Odda Smelteverk AS                                  Norway

Subsidiaries of MRT Management Corp.                Jurisdiction of Organization
------------------------------------                ----------------------------
Mineral Resource Technologies, L.L.C.               Delaware


Subsidiaries of Phibro Animal Health
Holdings, Inc.                                      Jurisdiction of Organization
------------------------------------                ----------------------------
Phibro Animal Health de Costa Rica Ltda             Costa Rica
Phibro Animal Health, Ltd.                          Canada
Phibro Animal Health Pty Ltd.                       Australia
Phibro Animal Health (Pty) Ltd.                     South Africa
Phibro Corporation Limited                          Hong Kong/China
Phibro (Japan) Company Limited                      Japan
Phibro (Malaysia) Sdn Bhd                           Malaysia


Subsidiaries of Phibrochem, Inc.                    Jurisdiction of Organization
--------------------------------                    ----------------------------
Phibro Animal Health (Belgium) SPRL                 Belgium